UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 26, 2015

(Date of earliest event reported)

PG&E CORPORATION

(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)

(415) 973-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY

(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)

(415) 973-7000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 26, 2015, PG&E Corporation entered into an Equity Distribution Agreement with BNY Mellon Capital Markets, LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC pursuant to which each will act as PG&E Corporation’s sales agent with respect to the offer and sale from time to time of shares of PG&E Corporation common stock (the “Shares”) having an aggregate gross offering price not to exceed $500,000,000. Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale or at prices related to the prevailing market prices or at negotiated prices, in block transactions, or as otherwise agreed with the applicable sales agent pursuant to the Equity Distribution Agreement.

Any Shares sold will be offered and sold pursuant to PG&E Corporation’s registration statement on Form S-3 (File No. 333-193880) filed with the Securities and Exchange Commission on February 11, 2014.

Item 9.01.	Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated February 26, 2015, among PG&E Corporation, BNY Mellon Capital Markets, LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the Shares.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: February 26, 2015	By:	/s/ Linda Y.H. Cheng
Linda Y.H. Cheng
Vice President, Corporate Governance and
Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: February 26, 2015	By:	/s/ Linda Y.H. Cheng
Linda Y.H. Cheng
Vice President, Corporate Governance and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated February 26, 2015, among PG&E Corporation, BNY Mellon Capital Markets, LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the Shares.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 5.1).